UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2015

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut	06506
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events

On July 31, 2015, UIL Holdings Corporation issued a press release announcing that it and Iberdrola USA, Inc., on behalf of itself and certain of its affiliates, jointly submitted a new application to the Connecticut Public Utilities Regulatory Authority (PURA) to initiate a new change of control proceeding. A copy of the press release is attached to this Current Report on Form 8-K as exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by UIL Holdings Corporation on July 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: July 31, 2015	By	/s/ Steven P. Favuzza
Steven P. Favuzza
Vice President and Controller